AXP(R)
         Strategy
              Aggressive
                       Fund


2002 SEMIANNUAL REPORT

AXP Strategy Aggressive Fund seeks to provide shareholders with long-term growth of capital.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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


(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board



Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.



On behalf of the Board,



Arne H. Carlson



CONTENTS

From the Chairman                                        2

Economic and Market Update                               3

Fund Snapshot                                            5

Questions & Answers with Portfolio Management            6

Investments in Securities                                9

Financial Statements                                    13

Notes to Financial Statements                           16

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2 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT
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Economic and Market Update

         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer American Express Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, I still believe the economy will ultimately dictate the direction for stocks. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

What is needed to support the stock market? In a word, earnings. The economic downturn of 2001 was confined largely to the business sector. Faced with eroding margins, businesses were forced to liquidate inventories, cut investment spending and reduce staff. Fortunately, these measures appear to be subsiding. Through it all, low inflation and interest rates continued to spur consumer spending.

Today stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in the coming year.

It's also important to note that a bear market in corporate bonds has developed alongside the one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities



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3 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

Economic and Market Update

have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

Nevertheless, opportunities do exist in corporate and high-yield bonds because of the bear market we have seen in recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. After all, safety comes with its own price -- the forfeiture of growth and earning potential. And bond investors usually lose when interest rates rise or inflation becomes more of a factor. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT
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Fund Snapshot
         AS OF SEPT. 30, 2002

PORTFOLIO MANAGER

Portfolio manager                                      Paul Rokosz, CFA
Tenure/since                                                     6/5/02
Years in industry                                                    16

FUND OBJECTIVE

For investors seeking long-term total return exceeding that of the U.S. stock market.

Inception dates
A: 3/20/95        B: 5/14/84        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: ISAAX          B: INAGX          C: ASACX         Y: ASAYX

Total net assets                                         $847.3 million
Number of holdings                                    approximately 130

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                          LARGE
                   X      MEDIUM   SIZE
                          SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets

Common stocks 88.8%
Preferred stocks & other 3.0%
Cash equivalents 8.2%

TOP FIVE SECTORS

Percentage of portfolio assets

Health care                                                        13.2%
Health care services                                               11.1
Media                                                               8.2
Retail                                                              7.1
Computer software & services                                        7.1

TOP TEN HOLDINGS

Percentage of portfolio assets

Intuit                                                              2.2%
Westwood One                                                        2.1
Apollo Group Cl A                                                   2.0
Gilead Sciences                                                     1.9
IDEC Pharmaceuticals                                                1.9
Starbucks                                                           1.9
Electronic Arts                                                     1.9
Forest Laboratories                                                 1.9
Microchip Technology                                                1.9
Fiserv                                                              1.8

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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5 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the six-month period ended Sept. 30, 2002?

A: For the six-month period ended Sept. 30, 2002, the Fund's Class A shares (excluding sales charges) returned -32.45% versus the Russell MidCap(R) Growth Index, which returned -32.30%. The Lipper Mid-Cap Growth Funds Index generated a return of -29.68% over the same timeframe.

Q:  What factors significantly impacted performance?

A: The six-month period saw broad based selling in the equity markets. Accounting scandals, weak corporate earnings and an escalating conflict with Iraq contributed to an uncertain environment, which led to a general lack of appetite for risk on the part of investors.

    Aggressive growth stocks were out of favor during the six-month period, creating a difficult environment for the Fund. Performance of the Fund is in line with the benchmark for the six-month period. All sectors within the benchmark experienced negative total returns. There were few areas in which positive performance could be found during this challenging period. As has been the case for an extended period of time, technology and telecommunications stocks have been the hardest hit segments of the market. However, other areas of the growth stock spectrum have also been negatively affected, including consumer-oriented stocks, previously one of the stronger segments in the growth

(bar graph)

         PERFORMANCE COMPARISON
For the six-month period ended Sept. 30, 2002

  0%
 -5%
-10%
-15%
-20%
-25%                                    (bar 3)
-30%     (bar 1)        (bar 2)         -29.68%
-35%     -32.45%        -32.30%

(bar 1) AXP Strategy Aggressive Fund Class A (excluding sales charge) (bar 2) Russell Midcap(R) Growth Index (unmanaged)(1)
(bar 3) Lipper Mid-Cap Growth Funds Index(2)

(1) Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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6 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > Our primary focus is to position the Fund for the next upturn in the market.(end callout quote)

    spectrum. Our reduction in the technology weighting supported performance as this sector continues to be one of the hardest hit in the market. Most of the technology issues we did own did not perform very well for the Fund during the six-month span. However, being underweight in these stocks helped us to keep in line with our benchmark. Stock selection in the healthcare and consumer sectors was successful and contributed to performance. Our exposure to industrials and the stock selection within this sector detracted from performance. The Fund's area of emphasis, mid-cap growth stocks, which had held up better than other segments of the market earlier in the bear market cycle were among the hardest hit stocks during this six-month period. Investors were concerned about the inability of the U.S. economy to generate the level of growth that was necessary to fuel a resurgence in corporate profits. That took a toll on growth-oriented

AVERAGE ANNUAL TOTAL RETURNS
as of Sept. 30, 2002

                             Class A               Class B                Class C                Class Y
(Inception dates)           (3/20/95)             (5/14/84)              (6/26/00)              (3/20/95)

                         NAV(1)    POP(2)      NAV(1) After CDSC(3)     NAV(1) After CDSC(4)     NAV(5)    POP(5)

6 months                +32.45%   -36.34%     -32.73%    -36.09%       -32.73%    -33.40%       -32.41%   -32.41%
1 year                  -24.40%   -28.75%     -25.05%    -28.05%       -25.05%    -25.05%       -24.34%   -24.34%
5 years                  -6.01%    -7.11%      -6.71%     -6.80%          N/A        N/A         -5.90%    -5.90%
10 years                   N/A       N/A       +3.66%     +3.66%          N/A        N/A           N/A       N/A
Since inception          +3.42%    +2.61%        N/A        N/A        -37.71%    -37.71%        +3.54%    +3.54%

(1) Excluding sales charge.
(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.
(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.
(4) 1% CDSC applies to redemptions made within the first year of purchase.
(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

Questions & Answers

    companies, which are highly dependent on increasing profits in order to generate higher stock values. As investor uncertainty grew, so did their aversion to risk, which took a toll on mid-cap growth stocks. Other weak areas included industrial and energy stocks. In addition, some of the Fund's investments in venture capital companies declined.

Q:  What changes did you make to the portfolio?

A: In June, new management took over the Fund and made some shifts to the portfolio. This included altering the asset mix to make the Fund more diversified by industry. That means we are less likely to concentrate a significant percentage of the Fund's assets on a specific sector than might have been the case in the past. At the same time, we have begun to reduce the number of holdings in the portfolio, seeking to capitalize as much as possible on the best ideas that exist in the market for mid-cap growth stocks. We eliminated about one-third of the stocks held in the portfolio as part of this process. However, the types of stocks we focus on tend to be quite aggressive in nature.

Q:  What is your outlook for the year ahead?

A: The economic environment continues to be challenging for growth stock investors. Many companies are still struggling to generate the type of earnings improvement that is necessary to propel stock prices toward a sustained rally. What's more, additional tensions are brewing related to the Iraq situation. This is likely to result in continued market volatility, at least in the short term. Longer term, improved economic prospects should help improve company profitability, and stocks are likely to respond favorably to that situation over time.

Q:  How are you positioning the Fund in light of your outlook?

A: Our primary focus is to position the Fund for the next upturn in the market. One benefit of the recent volatility in the market is that we have been able to add stocks of a number of high quality companies at very attractive prices. That should work to our advantage once we see these stocks begin to recover. We will seek to maintain a fully-invested portfolio so that we can attempt to capture the benefit of any market recovery.

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8 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

Investments in Securities

AXP Strategy Aggressive Fund
Sept. 30, 2002 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (91.5%)

Issuer                                             Shares             Value(a)

Automotive & related (1.2%)
Gentex                                            363,000(b)       $9,869,970

Banks and savings & loans (3.1%)
Alliance Data Systems                             303,000(b)        4,590,450
New York Community Bancorp                        202,000           5,690,340
North Fork Bancorporation                         202,000           7,643,680
TCF Financial                                     202,000           8,550,660
Total                                                              26,475,130

Chemicals (1.9%)
Rohm & Haas                                       151,000           4,681,000
Sigma-Aldrich                                     232,000          11,430,640
Total                                                              16,111,640

Communications equipment & services (0.4%)
Fairchild Semiconductor Intl Cl A                 350,000(b)        3,314,500

Computer software & services (7.3%)
BMC Software                                      303,000(b)        3,960,210
Brocade Communications Systems                    454,000(b)        3,418,620
Electronic Arts                                   252,000(b)       16,621,920
Intuit                                            429,000(b)       19,532,370
Lexmark Intl Cl A                                 121,000(b)        5,687,000
PeopleSoft                                        243,400(b)        3,010,858
SunGard Data Systems                              505,000(b)        9,822,250
Total                                                              62,053,228

Computers & office equipment (5.8%)
Affiliated Computer Services Cl A                 227,000(b)        9,658,850
BISYS Group                                       605,000(b)       10,109,550
DST Systems                                       202,000(b)        5,952,940
Fiserv                                            555,000(b)       15,584,400
Knowledge Mechanics Group                       1,175,160(b)              118
Mercury Interactive                               202,000(b)        3,466,320
Network Appliance                                 555,000(b)        4,068,150
Total                                                              48,840,328

Electronics (4.6%)
KLA-Tencor                                        252,000(b)        7,040,880
Maxim Integrated Products                         252,000(b)        6,239,520
Microchip Technology                              808,000(b)       16,523,600
Novellus Systems                                  202,000(b)        4,203,620
Xilinx                                            303,000(b)        4,798,914
Total                                                              38,806,534

Energy (2.7%)
Apache                                            126,000           7,490,700
Grant Prideco                                     530,000(b)        4,526,200
Ocean Energy                                      555,000          11,072,250
Total                                                              23,089,150

Energy equipment & services (4.9%)
BJ Services                                       404,000(b)       10,504,000
Nabors Inds                                       161,000(b,c)      5,272,750
Noble                                             151,000(b)        4,681,000
Transocean                                        353,000           7,342,400
Varco Intl                                        303,000(b)        5,126,760
Weatherford Intl                                  227,000(b)        8,430,780
Total                                                              41,357,690

Financial services (2.1%)
Kansas City Southern                              277,000(b)        3,434,800
Paychex                                           303,000           7,368,960
SLM                                                76,000           7,078,640
Total                                                              17,882,400

Furniture & appliances (0.4%)
Black & Decker                                     76,000           3,186,680

Health care (13.6%)
Alcon                                             177,000(b,c)      6,858,750
Biomet                                            454,000          12,090,020
Forest Laboratories                               202,000(b)       16,566,020
Gilead Sciences                                   504,000(b)       16,899,120
IDEC Pharmaceuticals                              404,000(b)       16,774,080
Laboratory Corp America Holdings                  151,000(b)        5,100,780
MedImmune                                         580,000(b)       12,104,600
Quest Diagnostics                                 151,000(b)        9,291,030
St. Jude Medical                                  303,000(b)       10,817,100
Stryker                                           151,000           8,697,600
Total                                                             115,199,100

See accompanying notes to investments in securities.

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9 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT
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Common stocks (continued)

Issuer                                             Shares            Value(a)

Health care services (11.5%)
Anthem                                            202,000(b)      $13,130,000
Caremark Rx                                       590,200(b)       10,033,400
Charles River Laboratories Intl                   353,000(b)       13,855,250
Community Health Systems                          444,000(b)       11,823,720
Covance                                           303,000(b)        5,929,710
Express Scripts Cl A                              101,000(b)        5,506,520
First Health Group                                404,000(b)       10,956,480
LifePoint Hospitals                               303,000(b)        9,449,964
Lincare Holdings                                  353,000(b)       10,957,120
Oxford Health Plans                               141,000(b)        5,490,540
Total                                                              97,132,704

Household products (0.9%)
Church & Dwight                                   227,000           7,525,050

Insurance (0.7%)
Willis Group Holdings                             176,000(b,c)      5,894,240

Media (8.4%)
Apollo Group Cl A                                 404,000(b)       17,585,312
Cox Radio Cl A                                    353,000(b)        9,234,480
Lin TV                                            333,000(b)        8,241,750
Univision Communications Cl A                     505,000(b)       11,514,000
USA Interactive                                   353,000(b)        6,841,140
Westwood One                                      505,000(b)       18,053,750
Total                                                              71,470,432

Multi-industry conglomerates (4.1%)
Corporate Executive Board                         172,000(b)        4,910,600
Danaher                                           126,000           7,163,100
Hewitt Associates Cl A                            226,300(b)        6,684,902
Manpower                                          378,000          11,090,520
Robert Half Intl                                  303,000(b)        4,808,610
Total                                                              34,657,732

Paper & packaging (0.5%)
Smurfit-Stone Container                           353,000(b)        4,433,680

Restaurants & lodging (6.3%)
Brinker Intl                                      277,000(b)        7,174,300
Hilton Hotels                                     454,000           5,166,520
Krispy Kreme Doughnuts                            429,000(b)       13,410,540
Starbucks                                         808,000(b)       16,669,040
Wendy's Intl                                      333,000          11,025,630
Total                                                              53,446,030

Retail (7.4%)
Amazon.com                                        404,000(b)        6,435,720
AutoZone                                           47,000(b)        3,706,420
Bed Bath & Beyond                                 404,000(b)       13,158,280
Dollar Tree Stores                                252,000(b)        5,554,080
Family Dollar Stores                              375,000          10,080,000
GameStop                                          303,000(b)        6,196,350
Kohl's                                            121,000(b)        7,358,010
Talbots                                           202,000           5,656,000
TJX Companies                                     252,000           4,284,000
Total                                                              62,428,860

Textiles & apparel (0.9%)
Chico's FAS                                       505,000(b)        8,044,650

Transportation (2.8%)
C.H. Robinson Worldwide                           504,000          13,562,640
Hunt (JB) Transport Services                      343,000(b)        8,077,650
Pacer Intl                                        202,000(b)        2,292,700
Total                                                              23,932,990

Total common stocks
(Cost: $915,701,169)                                             $775,152,718

Preferred stocks & other (3.1%)(b,g)

Issuer                                             Shares            Value(a)

Adaytum Software
     Series E                                     622,317          $2,439,483
     Warrants                                      12,039(d)               --
Agiliti
     Cv Series C                                1,700,000(d)               --
Aurgin Systems                                  2,285,975(d)               --
Avasta
     Series B                                     933,467(d)               --
Avasta E-Services
     Warrants                                     466,734(d)               --
Bandwidth9
     Series F                                   1,413,043             737,750
Bluestream Ventures LP                          8,000,000(e)        5,899,102
Dia Dexus
     Cv Series C                                  795,698           3,083,330
Evoice
     Cv Series D                                3,041,384           1,705,000
Fibrogen
     Cv Series E                                1,113,586           5,000,000
Knowledge Mechanics Group
     Series B                                     235,032(d)               --
Marketsoft
     Cv                                           698,770             349,385

See accompanying notes to investments in securities.

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10 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT
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Preferred stocks & other (continued)

Issuer                                             Shares               Value(a)

Mars
     Cv                                         1,450,000(d)              $--
     Cv Series D                                2,142,857(d)               --
     Cv Series G                                2,380,000(d)               --
Nobex
     Series E                                   2,000,000           4,000,000
Paxonet Communications                            861,064(d)               --
Portera
     Series G                                   1,446,270(d)               --
Therox
     Cv Series H                                  814,130           3,256,520
Vcommerce
     Cv Series C                                  769,957              61,597
Total preferred stocks & other
(Cost: $89,287,885)                                               $26,532,167

Short-term securities (8.4%)

Issuer                  Annualized               Amount              Value(a)
                       yield on date           payable at
                        of purchase             maturity
U.S. government agencies (6.2%)

Federal Home Loan Mtge Corp Disc Nts
     10-01-02                   1.63%          $1,900,000          $1,899,914
     10-08-02                   1.61              900,000             899,678
     10-08-02                   1.64            6,000,000           5,997,820
     10-09-02                   1.65            3,200,000           3,198,680
     11-07-02                   1.68            7,100,000           7,087,409
     11-12-02                   1.68            9,700,000           9,680,536

Federal Natl Mtge Assn Disc Nts
     10-07-02                   1.62%          10,000,000           9,996,851
     11-27-02                   1.68            5,900,000           5,885,089
     11-27-02                   1.70            8,300,000           8,279,023

Total                                                              52,925,000

Commercial paper (2.2%)

BOC Group
     10-10-02                   1.75            4,700,000(f)        4,697,715
Charta
     10-04-02                   1.77            2,900,000(f)        2,899,388
CXC
     10-01-02                   1.78            2,600,000(f)        2,599,867
Dexia Bank (Delaware)
     10-10-02                   1.76              800,000             799,609
SBC Intl
     10-21-02                   1.76            1,000,000(f)          998,973
     10-24-02                   1.77            6,600,000(f)        6,592,212
Total                                                              18,587,764

Total short-term securities
(Cost: $71,513,354)                                               $71,512,764

Total investments in securities
(Cost: $1,076,502,408)(h)                                        $873,197,649

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2002, the value of foreign securities represented 2.1% of net assets.
(d) Negligible market value.
(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At Sept. 30, 2002, the amount of capital committed to the LLC or LP for future investment was $4,000,000.
(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

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11 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

(g) Identifies issues considered to be illiquid as to their marketability (see
    Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the board. Information concerning such security holdings at Sept. 30, 2002, is as follows:

    Security                                   Acquisition              Cost
                                                  dates

    Adaytum Software
      Series E                           09-15-00 thru 05-10-01     $ 3,901,928
      Warrants                                  05-10-01                 --
    Agiliti
      Cv Series C                               11-14-00              5,100,000
    Aurgin Systems                              12-16-99              5,623,499
    Avasta
      Series B                                  11-09-00              5,119,600
    Avasta E-Services
      Warrants                                  11-08-00                     --
    Bandwidth9
      Series F                                  11-01-00             12,999,996
    Bluestream Ventures LP               06-28-00 thru 07-29-02       8,000,000
    Dia Dexus
      Cv Series C                               04-03-00              6,166,660
    Evoice
      Cv Series D                               11-27-00              3,410,003
    Fibrogen
      Cv Series E                               05-17-00              5,000,001
    Knowledge Mechanics Group
      Series B                                  02-28-02                     --
    Marketsoft
      Cv                                        12-11-00              3,409,998
    Mars
      Cv                                 08-22-01 thru 08-24-02       1,450,000
      Cv Series D                               06-16-00              4,500,000
      Cv Series G                               12-01-99              5,000,000
    Nobex
      Series E                                  05-04-99              5,000,000
    Paxonet Communications               04-04-01 thru 04-23-01       2,428,200
    Portera
      Series G                                  11-10-00              4,845,005
    Therox
      Cv Series H                               09-05-00              3,744,998
    Vcommerce
      Cv Series C                               07-21-00              3,588,000


(h) At Sept. 30, 2002, the cost of securities for federal income tax purposes was approximately $1,076,502,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                       $  26,809,000
    Unrealized depreciation                                        (230,113,000)
                                                                   ------------
    Net unrealized depreciation                                   $(203,304,000)
                                                                  -------------

--------------------------------------------------------------------------------
12 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities

AXP Strategy Aggressive Fund
Sept. 30, 2002 (Unaudited)

Assets

Investments in securities, at value (Note 1)*
   (identified cost $1,076,502,408)                                           $   873,197,649
Cash in bank on demand deposit                                                         21,598
Capital shares receivable                                                              24,427
Dividends and accrued interest receivable                                              57,305
Receivable for investment securities sold                                              25,933
                                                                                       ------
Total assets                                                                      873,326,912
                                                                                  -----------

Liabilities
Capital shares payable                                                                 79,770
Payable for investment securities purchased                                        10,956,722
Payable upon return of securities loaned (Note 5)                                  14,700,000
Accrued investment management services fee                                             42,651
Accrued distribution fee                                                               34,536
Accrued service fee                                                                        10
Accrued transfer agency fee                                                            31,876
Accrued administrative services fee                                                     3,554
Other accrued expenses                                                                198,543
                                                                                      -------
Total liabilities                                                                  26,047,662
                                                                                   ----------
Net assets applicable to outstanding capital stock                            $   847,279,250
                                                                              ===============

Represented by
Capital stock -- $.01 par value (Note 1)                                      $     1,069,763
Additional paid-in capital                                                      2,423,017,909
Net operating loss                                                                 (7,140,394)
Accumulated net realized gain (loss) (Note 8)                                  (1,366,363,269)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            (203,304,759)
                                                                                 ------------
Total -- representing net assets applicable to outstanding capital stock      $   847,279,250
                                                                              ===============
Net assets applicable to outstanding shares:
     Class A                                                                  $   579,192,242
     Class B                                                                  $   264,383,355
     Class C                                                                  $     2,477,582
     Class Y                                                                  $     1,226,071
Net asset value per share of outstanding capital stock:
     Class A shares                                         70,840,339        $          8.18
     Class B shares                                         35,654,236        $          7.42
     Class C shares                                         334,037           $          7.42
     Class Y shares                                         147,671           $          8.30
                                                            -------           ---------------
*Including securities on loan, at value (Note 5)                              $    14,157,000
                                                                              ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT


Statement of operations

AXP Strategy Aggressive Fund

Six months ended Sept. 30, 2002 (Unaudited)

Investment income
Income:
Dividends                                                                      $      924,796
Interest                                                                              368,816
   Less foreign taxes withheld                                                         (6,190)
                                                                                       ------
Total income                                                                        1,287,422
                                                                                    ---------
Expenses (Note 2):
Investment management services fee                                                  2,826,943
Distribution fee
   Class A                                                                            927,374
   Class B                                                                          2,010,732
   Class C                                                                             15,664
Transfer agency fee                                                                 1,985,090
Incremental transfer agency fee
   Class A                                                                            140,819
   Class B                                                                            134,945
   Class C                                                                              1,398
Service fee -- Class Y                                                                    941
Administrative services fees and expenses                                             290,998
Compensation of board members                                                          10,780
Custodian fees                                                                         42,647
Printing and postage                                                                  282,510
Registration fees                                                                      16,048
Audit fees                                                                             13,250
Other                                                                                   2,968
                                                                                        -----
Total expenses                                                                      8,703,107
   Earnings credits on cash balances (Note 2)                                          (6,077)
                                                                                       ------
Total net expenses                                                                  8,697,030
                                                                                    ---------
Investment income (loss) -- net                                                    (7,409,608)
                                                                                   ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                (206,262,087)
   Options contracts written (Note 6)                                                 137,495
                                                                                      -------
Net realized gain (loss) on investments                                          (206,124,592)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            (242,406,148)
                                                                                 ------------
Net gain (loss) on investments and foreign currencies                            (448,530,740)
                                                                                 ------------
Net increase (decrease) in net assets resulting from operations                $ (455,940,348)
                                                                               ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Strategy Aggressive Fund

                                                                                     Sept. 30, 2002       March 31, 2002
                                                                                   Six months ended         Year ended
                                                                                       (Unaudited)

Operations
Investment income (loss) -- net                                                      $   (7,409,608)      $  (10,033,466)
Net realized gain (loss) on investments                                                (206,124,592)        (472,741,863)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  (242,406,148)         294,394,099
                                                                                       ------------          -----------
Net increase (decrease) in net assets resulting from operations                        (455,940,348)        (188,381,230)
                                                                                       ------------         ------------

Capital share transactions
(Note 4) Proceeds from sales
   Class A shares (Note 2)                                                              138,957,057          420,088,283
   Class B shares                                                                        16,664,581           76,944,522
   Class C shares                                                                           452,540            2,337,685
   Class Y shares                                                                           432,102            1,866,095
Payments for redemptions
   Class A shares                                                                      (206,165,024)        (456,223,967)
   Class B shares (Note 2)                                                             (140,564,746)        (246,816,983)
   Class C shares (Note 2)                                                                 (611,923)            (952,801)
   Class Y shares                                                                        (2,448,987)          (1,305,234)
                                                                                         ----------           ----------
Increase (decrease) in net assets from capital share transactions                      (193,284,400)        (204,062,400)
                                                                                       ------------         ------------
Total increase (decrease) in net assets                                                (649,224,748)        (392,443,630)
                                                                                       ------------         ------------
Net assets at beginning of period                                                     1,496,503,998        1,888,947,628
                                                                                      -------------        -------------
Net assets at end of period                                                          $  847,279,250       $1,496,503,998
                                                                                     ==============       ==============
Undistributed net investment income (loss)                                           $   (7,140,394)      $      269,214
                                                                                     --------------       --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Strategy Aggressive Fund
(Unaudited as to Sept. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLIIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks that are selected for their above-average growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit

--------------------------------------------------------------------------------
16 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
17 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

Illiquid securities

As of Sept. 30, 2002, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Sept. 30, 2002 was $26,532,167 representing 3.13% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Sept. 30, 2002, the Fund has entered into outstanding future capital commitments for limited partnership interests of $4,000,000.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend declared and paid by the end of the calendar year from net investment income, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
18 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.6% to 0.5% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $599,560 the six months ended Sept. 30, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19.00
o Class B $20.00
o Class C $19.50
o Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $533,338 for Class A, $209,206 for Class B and $488 for Class C for the six months ended Sept. 30, 2002. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the six months ended Sept. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $6,077 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
19 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $541,942,984 and $738,733,692, respectively, for the six months ended Sept. 30, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $32,986 for the six months ended Sept. 30, 2002.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended Sept. 30, 2002

                                             Class A           Class B          Class C           Class Y

Sold                                      14,085,884         1,835,009           50,242            42,232
Issued for reinvested distributions               --                --               --                --
Redeemed                                 (20,564,090)      (16,308,390)         (68,537)         (219,125)
                                         -----------       -----------          -------          --------
Net increase (decrease)                   (6,478,206)      (14,473,381)         (18,295)         (176,893)
                                          ----------       -----------          -------          --------

                                                               Year ended March 31, 2002

                                             Class A           Class B          Class C           Class Y

Sold                                      32,205,600         6,438,373          193,054           140,084
Issued for reinvested distributions               --                --               --                --
Redeemed                                 (35,915,743)      (20,710,289)         (83,980)         (100,797)
                                         -----------       -----------          -------          --------
Net increase (decrease)                   (3,710,143)      (14,271,916)         109,074            39,287
                                          ----------       -----------          -------            ------

5. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2002, securities valued at $14,157,000 were on loan to brokers. For collateral, the Fund received $14,700,000 in cash. Income from securities lending amounted to $28,959 for the six months ended Sept. 30, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                            Six months ended Sept. 30, 2002
                                                        Puts
                                            Contracts          Premiums
Balance March 31, 2002                             --         $      --
Opened                                          1,000           161,995
Closed                                         (1,000)         (161,995)
                                               ------          --------
Balance Sept. 30, 2002                             --         $      --
                                               ------          --------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
20 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2002.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,140,443,849 as of March 31, 2002 that will expire in 2009 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carry-over has been offset or expires.

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended March 31,                                       2002(f)       2002         2001         2000         1999

Net asset value, beginning of period                              $12.11        $13.43      $ 37.03       $22.88       $22.12
Income from investment operations:
Net investment income (loss)                                        (.06)         (.04)        (.05)        (.05)        (.10)
Net gains (losses) (both realized and unrealized)                  (3.87)        (1.28)      (17.20)       21.58         1.12
Total from investment operations                                   (3.93)        (1.32)      (17.25)       21.53         1.02
Less distributions:
Distributions from realized gains                                     --            --        (6.35)       (7.38)        (.26)
Net asset value, end of period                                    $ 8.18        $12.11      $ 13.43       $37.03       $22.88

Ratios/supplemental data
Net assets, end of period (in millions)                              $579          $936       $1,088       $1,721         $608
Ratio of expenses to average daily net assets(c)                    1.25%(d)      1.09%        1.10%        1.06%        1.02%
Ratio of net investment income (loss) to average daily net assets  (1.02%)(d)     (.29%)       (.26%)       (.22%)       (.48%)
Portfolio turnover rate (excluding short-term securities)             50%          216%         137%         155%          98%
Total return(e)                                                   (32.45%)       (9.83%)     (50.27%)     100.97%        4.68%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                       2002(f)       2002         2001         2000         1999
Net asset value, beginning of period                              $11.02        $12.33      $ 35.06       $22.05       $21.48
Income from investment operations:
Net investment income (loss)                                        (.09)         (.14)        (.20)        (.22)        (.27)
Net gains (losses) (both realized and unrealized)                  (3.51)        (1.17)      (16.18)       20.61         1.10
Total from investment operations                                   (3.60)        (1.31)      (16.38)       20.39          .83
Less distributions:
Distributions from realized gains                                     --            --        (6.35)       (7.38)        (.26)
Net asset value, end of period                                    $ 7.42        $11.02      $ 12.33       $35.06       $22.05

Ratios/supplemental data
Net assets, end of period (in millions)                              $264          $553         $794       $1,616         $806
Ratio of expenses to average daily net assets(c)                    2.01%(d)      1.86%        1.86%        1.81%        1.78%
Ratio of net investment income (loss) to average daily net assets  (1.79%)(d)    (1.04%)      (1.03%)      (1.00%)      (1.25%)
Portfolio turnover rate (excluding short-term securities)             50%         216%          137%         155%          98%
Total return(e)                                                   (32.73%)     (10.62%)      (50.63%)      99.59%        3.88%

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                       2002(f)       2002         2001(b)
Net asset value, beginning of period                              $11.03        $12.33      $ 30.40
Income from investment operations:
Net investment income (loss)                                        (.09)         (.13)        (.07)
Net gains (losses) (both realized and unrealized)                  (3.52)        (1.17)      (11.65)
Total from investment operations                                   (3.61)        (1.30)      (11.72)
Less distributions:
Distributions from realized gains                                     --            --        (6.35)
Net asset value, end of period                                    $ 7.42        $11.03      $ 12.33

Ratios/supplemental data
Net assets, end of period (in millions)                                $2            $4           $3
Ratio of expenses to average daily net assets(c)                    2.05%(d)      1.89%        1.86%(d)
Ratio of net investment income (loss) to average daily net assets  (1.82%)(d)    (1.12%)       (.84%)(d)
Portfolio turnover rate (excluding short-term securities)             50%          216%         137%
Total return(e)                                                   (32.73%)      (10.54%)     (43.07%)

See accompanying notes to financial highlights.

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22 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                       2002(f)       2002         2001         2000         1999
Net asset value, beginning of period                              $12.28        $13.60      $ 37.33       $23.00       $22.22
Income from investment operations:
Net investment income (loss)                                        (.05)         (.01)        (.01)        (.01)        (.10)
Net gains (losses) (both realized and unrealized)                  (3.93)        (1.31)      (17.37)       21.72         1.14
Total from investment operations                                   (3.98)        (1.32)      (17.38)       21.71         1.04
Less distributions:
Distributions from realized gains                                     --            --        (6.35)       (7.38)        (.26)
Net asset value, end of period                                    $ 8.30        $12.28      $ 13.60       $37.33       $23.00

Ratios/supplemental data
Net assets, end of period (in millions)                                $1            $4           $4          $--          $--
Ratio of expenses to average daily net assets(c)                    1.07%(d)       .91%         .96%         .89%         .92%
Ratio of net investment income (loss) to average daily net assets   (.81%)(d)     (.13%)       (.03%)       (.07%)       (.40%)
Portfolio turnover rate (excluding short-term securities)             50%          216%         137%         155%          98%
Total return(e)                                                   (32.41%)       (9.77%)     (50.21%)     101.29%        4.74%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Six months ended Sept. 30, 2002 (Unaudited).

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23 --- AXP STRATEGY AGGRESSIVE FUND --- 2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.AXP(R) Partners Funds

AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP International Equity Index Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

*   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

(11/02)

AXP Strategy Aggressive Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6480 T (11/02)